UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2005

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5720

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On January 18, 2005, Harvest Natural Resources, Inc. ("Harvest") issued a Press Release (the "Press Release") stating that its Venezuelan affiliate, Harvest Vinccler C.A. (HVCA), has suspended its drilling program in Venezuela. This action was brought about because of delays in receiving the permits from the Ministry of Energy and Oil necessary to drill additional wells.

The foregoing is qualified by reference to the Press Release which is attached as an exhibit to this report and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

January 18, 2005	By:	Kerry R. Brittain

Name: Kerry R. Brittain
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 18, 2005, stating Harvest's Venezuelan affiliate, Harvest Vinccler C.A. has suspended its drilling program in Venezuela.